                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

VIG ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the                 [PHOTO]
greatest bull markets in investment
history, unprecedented growth in mutual
fund investing, and a surge in personal
retirement planning. The coming          DENNIS J. MCDONNELL AND DON G. POWELL
millennium promises to hold even more
challenges and opportunities.
    To lead us into this new era of
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                             Continued on page 2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW
    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                             Continued on page 3

[CREDIT QUALITY PIE CHART]

Portfolio Composition By Credit Quality*
As Of October 31, 1998

AAA..............      42.4%
AA...............      10.9%
A................      15.5%
BBB..............      16.2$
BB...............       3.5%
Non-Rated........      11.5%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's






TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio that emphasized higher-quality bonds but also included lower-rated investment grade securities to provide additional yield. However, we increased the percentage of bonds rated A and higher because they tend to perform better during periods of falling interest rates, such as the current reporting period, and we reduced the percentage of BBB-rated securities. The portion of bonds rated below investment grade remained unchanged but well below the 20 percent maximum that the Trust can hold.
    We replaced bonds that had been called away by their issuers, as well as bonds that had been prerefunded and would be called from the portfolio between the years 1999 and 2001. We purchased long-term discount bonds and par bonds to enhance the call protection of the Trust and support its dividend. They included one noncallable issue, as well as several deep discount zero-coupon bonds. Discount bonds tend to appreciate faster than par or premium bonds when interest rates are declining.
    These bonds helped offset the declining duration of the portfolio that occurred as low interest rates caused some of our higher-coupon holdings to be prerefunded or priced to call dates. As of October 31, the duration of the Trust, which measures its sensitivity to changing interest rates, stood at 6.83 years, compared with 7.72 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less). We expect more bonds will face potential calls in the coming years as long as interest rates remain near current levels. However, we have not replaced those bonds at this time because their yields far exceed current market yields. We will continue to seek opportunities to address the portfolio's call risk going forward.

                                                             Continued on page 4

              Top Five Portfolio Sectors as of October 31, 1998*

                    Health Care....................... 18.9%
                    Industrial Revenue................ 15.5%
                    Single-Family Housing............. 14.9%
                    Retail Electric/Gas/Telephone..... 10.2%
                    Public Education..................  7.5%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 7.63 percent.(1) This reflects a gain in market price per common share from $10.9375 on October 31, 1997, to $11.0625 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
6.18 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.66 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page 9 for additional performance numbers.

                            [DIVIDEND HISTORY GRAPH]

Twelve-Month Dividend History
For The Period Ended October 31, 1998



                                           Distribution Per Common Share
                                                     Dividend
Nov 1997.....................................      $ .0570
Dec 1997.....................................      $ .0570
Jan 1998.....................................      $ .0570
Feb 1998.....................................      $ .0570
Mar 1998.....................................      $ .0570
Apr 1998.....................................      $ .0570
May 1998.....................................      $ .0570
Jun 1998.....................................      $ .0570
Jul 1998.....................................      $ .0570
Aug 1998.....................................      $ .0570
Sep 1998.....................................      $ .0570
Oct 1998.....................................      $ .0570

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.
    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We

                                                             Continued on page 5
believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN

                 -------------------  -  ---------------------

Dear Shareholder,

    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell

                 -------------------  -  ---------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VIG)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)...........     7.63%
One-year total return based on NAV(2)....................     6.61%


DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)...............................................     6.18%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.66%


SHARE VALUATIONS

Net asset value..........................................  $  10.66
Closing common stock price...............................  $11.0625
One-year high common stock price (10/02/98)..............  $11.5000
One-year low common stock price (5/15/98)................  $10.3125
Preferred share rate(5)..................................     3.40%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).
Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  100.1%
         ALABAMA  2.3%
$1,800   Mobile, AL Indl Dev Brd Pollutn Ctl Rev Intl
         Paper Co
         Proj Rfdg.......................................   4.750%  04/01/10  $ 1,793,661
                                                                              -----------
         ALASKA  4.3%
 3,250   Valdez, AK Marine Term Rev BP Pipeline Inc Proj
         Ser B Rfdg......................................   5.500   10/01/28    3,318,217
                                                                              -----------
         ARIZONA  3.2%
 2,675   Maricopa Cnty, AZ Uni Sch Dist No 69 Paradise
         Vly (FSA Insd)..................................   4.000   07/01/16    2,417,424
                                                                              -----------
         ARKANSAS  2.6%
 1,000   Dogwood Addition PRD Muni Ppty Owners Multi-Purp
         Impt Dist No 8 AR Impt Ser A (e)................   7.500   01/31/06      960,000
   919   Dogwood Addition PRD Muni Ppty Owners Multi-Purp
         Impt Dist No 8 AR Impt Ser B (e)................   7.500   01/31/06      275,613
   750   Pulaski Cnty, AR Hlth Facs Brd Rev Catholic Hlth
         Initiatives
         Ser A...........................................   5.000   12/01/18      748,554
                                                                              -----------
                                                                                1,984,167
                                                                              -----------
         CALIFORNIA  6.0%
 4,490   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
         (MBIA Insd).....................................       *   09/01/17    1,774,403
   225   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
         Apprec Sr Lien Ser A (d)........................  0/7.50   01/01/13      185,533
    65   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
         Apprec Sr Lien Ser A............................       *   01/01/28      138,944
   500   Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA Insd)..   6.100   08/01/12      589,525
 2,205   San Joaquin Hills, CA Tran Corridor Agy Toll Rd
         Cap Apprec Rev Ser A Rfdg (MBIA Insd)...........       *   01/15/27      530,479
 1,500   San Joaquin Hills, CA Tran Corridor Agy Toll Rd
         Rev Cap Apprec Ser A Rfdg (MBIA Insd)...........       *   01/15/28      343,095
 1,000   San Marcos, CA Pub Facs Auth Rev Rfdg...........   5.800   09/01/27    1,008,860
                                                                              -----------
                                                                                4,570,839
                                                                              -----------
         COLORADO  10.4%
10,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
         E-470 Proj Ser C (Prerefunded @ 08/31/05).......       *   08/31/26    1,578,900
 2,560   Denver, CO City & Cnty Arpt Rev Ser A...........   8.500   11/15/23    2,814,618
   240   Denver, CO City & Cnty Arpt Rev Ser A
         (Prerefunded @ 11/15/00)........................   8.500   11/15/23      268,015
   220   Jefferson Cnty, CO Residential Mtg Rev..........  11.500   09/01/11      370,553
   100   Jefferson Cnty, CO Residential Mtg Rev..........   9.000   09/01/12      145,244
   145   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/03)........................  11.500   09/01/11      193,066
   160   Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/04)........................  11.500   09/01/11      221,488

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$ 180    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/05)........................  11.500%  09/01/11  $   258,422
  205    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/06)........................  11.500   09/01/11      304,249
  235    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/07)........................  11.500   09/01/11      359,503
  265    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/08)........................  11.500   09/01/11      416,554
  300    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/09)........................  11.500   09/01/11      483,207
  340    Jefferson Cnty, CO Residential Mtg Rev
         (Prerefunded @ 09/01/10)........................  11.500   09/01/11      558,447
                                                                              -----------
                                                                                7,972,266
                                                                              -----------
         FLORIDA  4.0%
1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
         Genl Hosp Ser A (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,052,680
1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
         Genl Hosp Ser B (Prerefunded @ 06/01/99)........   8.750   06/01/16    1,052,680
2,300    Sun N Lake of Sebring, FL Impt Dist Spl Assmt
         Ser A (c) (e)...................................  10.000   12/15/11      920,000
                                                                              -----------
                                                                                3,025,360
                                                                              -----------
         ILLINOIS  19.4%
1,000    Alton, IL Hlth Fac Rev & Impt Christian Hlth Ser
         C Rfdg (Prerefunded @ 02/15/01) (FGIC Insd).....   7.200   02/15/21    1,096,560
4,870    Aurora, IL Single Family Mtg Rev Cap Apprec
         (AMBAC Insd)....................................       *   12/01/22      745,402
  450    Bedford Park, IL Tax Increment 71st & Cicero
         Proj Rfdg.......................................   7.000   01/01/06      487,593
  250    Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
         Insd)...........................................   5.750   12/01/27      270,603
2,595    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
         Airls Inc
         Ser B (b).......................................   8.950   05/01/18    2,873,885
1,415    Chicago, IL Single Family Mtg (GNMA
         Collateralized).................................   7.625   09/01/27    1,627,024
  510    Cook Cnty, IL Sch Dist No 107 La Grange (b).....   7.150   12/01/08      632,262
  575    Cook Cnty, IL Sch Dist No 107 La Grange.........   7.200   12/01/09      721,424
  625    Cook Cnty, IL Sch Dist No 107 La Grange.........   7.000   12/01/10      773,044
  500    Hodgkins, IL Tax Increment Ser A Rfdg...........   7.625   12/01/13      558,665
  845    Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
         D...............................................   9.500   11/15/15      960,630
  745    Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
         D (Prerefunded @ 11/15/00)......................   9.500   11/15/15      846,439
  500    Illinois Hlth Fac Auth Rev Lutheran Social Svcs
         Proj Ser A (Prerefunded @ 08/01/00).............   7.650   08/01/20      544,455
1,910    Illinois Hsg Dev Auth Residential Mtg Rev Ser B
         (b).............................................   7.250   08/01/17    2,022,957

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$ 250    Lake Cnty, IL Cmnty Unit (b)....................   7.600%  02/01/14  $   320,605
  500    Robbins, IL Res Recovery Rev....................   8.375   10/15/16      395,000
                                                                              -----------
                                                                               14,876,548
                                                                              -----------
         LOUISIANA  2.2%
1,500    Ouachita Parish, LA Hosp Svcs Dist No 1 Rev
         Glenwood Regl Med Cent (Prerefunded @
         07/01/01).......................................   7.500   07/01/21    1,670,505
                                                                              -----------
         MARYLAND  2.5%
1,845    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
         Single Family Ser 4 (FHA Gtd)...................   7.450   04/01/32    1,943,947
                                                                              -----------
         MASSACHUSETTS  1.0%
  360    Massachusetts St Hlth & Edl Fac Auth Rev Cent
         New England Hlth Sys Ser A......................   6.125   08/01/13      377,266
  395    Massachusetts St Hsg Fin Agy Multi-Family
         Residential Dev Ser A (FNMA Collateralized).....   8.150   02/01/29      417,009
                                                                              -----------
                                                                                  794,275
                                                                              -----------
         MICHIGAN  1.2%
  800    Michigan St Hosp Fin Auth Rev Battle Creek Hosp
         Ser H (Prerefunded @ 11/15/00)..................   9.500   11/15/15      906,880
                                                                              -----------
         MISSISSIPPI  2.0%
1,500    Medical Cent Ed Bldg Corp MS Rev Ref Univ MS Med
         Cent Ser B (AMBAC Insd).........................   5.000   12/01/16    1,504,665
                                                                              -----------
         MONTANA  4.2%
2,900    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr & Lt
         Ser B Rfdg (AMBAC Insd) (b).....................   7.250   08/01/21    3,186,810
                                                                              -----------
         NEVADA  2.1%
1,500    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700   06/01/22    1,644,930
                                                                              -----------
         NEW HAMPSHIRE  4.1%
2,500    New Hampshire Higher Edl & Hlth Fac Auth Rev
         Hosp Catholic Med Cent Rfdg (b).................   8.250   07/01/13    2,599,475
  500    New Hampshire St Indl Dev Auth Rev Pollutn Ctl
         Pub Svcs Co of NH Proj Ser C....................   7.650   05/01/21      534,335
                                                                              -----------
                                                                                3,133,810
                                                                              -----------
         NEW JERSEY  0.8%
  600    New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent........................................   7.500   07/01/06      644,076
                                                                              -----------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         NEW YORK  5.7%
$1,620   Long Island Pwr Auth NY Elec Gen (a)............   4.250%  04/01/09  $ 1,605,825
 1,240   New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev (AMBAC Insd) (b)............................   6.750   06/15/06    1,343,999
 1,305   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
         Intl Arpt Terminal 6 (MBIA Insd) (b)............   5.750   12/01/22    1,388,037
                                                                              -----------
                                                                                4,337,861
                                                                              -----------
         OHIO  1.8%
   800   Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr St
         Assoc Ltd Proj (GNMA Collateralized)............   6.250   12/20/36      880,096
   500   Ohio St Solid Waste Rev Republic Engineered
         Steels Proj.....................................   8.250   10/01/14      518,425
                                                                              -----------
                                                                                1,398,521
                                                                              -----------
         PENNSYLVANIA  1.5%
 1,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Rfdg...........   7.625   05/01/20    1,132,150
                                                                              -----------
         TENNESSEE  3.0%
 2,105   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Open
         Arms Dev Cent Ser E (Prerefunded @ 08/01/99)
         (b).............................................   9.750   08/01/19    2,270,264
                                                                              -----------
         TEXAS  10.3%
 1,000   Alliance Arpt Auth Inc TX Spl Fac Rev American
         Airls Inc.......................................   7.000   12/01/11    1,175,540
   472   Pecos Cnty, TX Ctfs Partn.......................   6.000   01/12/08      499,450
 2,480   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
         Retardation Rfdg (Cap Guar Insd) (b)............   5.500   09/01/13    2,655,113
 2,500   Victoria, TX Util Sys Rev (MBIA Insd)...........   5.000   12/01/21    2,467,875
 1,000   West Side Calhoun Cnty, TX Navig Dist Solid
         Waste Disp Union Carbide Chem & Plastics........   8.200   03/15/21    1,095,970
                                                                              -----------
                                                                                7,893,948
                                                                              -----------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         WEST VIRGINIA  4.1%
$3,000   Braxton Cnty, WV Solid Waste Variable
         Weyerhaeuser Co Proj............................   5.800%  06/01/27  $ 3,173,040
                                                                              -----------
         WISCONSIN  1.4%
   905   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
         Vly Hosp
         Ser F Rfdg......................................   9.500   11/15/12    1,057,836
                                                                              -----------
TOTAL INVESTMENTS  100.1%
  (Cost $73,026,023)........................................................   76,652,000
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............................      (60,781)
                                                                              -----------
NET ASSETS  100.0%..........................................................  $76,591,219
                                                                              ===========

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Non-Income producing security.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $73,026,023)........................  $76,652,000
Cash........................................................      183,381
Receivables:
  Interest..................................................    1,589,997
  Investments Sold..........................................       90,000
Other.......................................................       19,923
                                                              -----------
      Total Assets..........................................   78,535,301
                                                              ===========
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,605,011
  Income Distributions--Common and Preferred Shares.........       95,525
  Investment Advisory Fee...................................       39,168
  Affiliates................................................        8,000
Trustees' Deferred Compensation and Retirement Plans........       91,892
Accrued Expenses............................................      104,486
                                                              -----------
      Total Liabilities.....................................    1,944,082
                                                              -----------
NET ASSETS..................................................  $76,591,219
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  4,839,000 shares issued and outstanding)..................       48,390
Paid in Surplus.............................................   52,700,019
Net Unrealized Appreciation.................................    3,625,977
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (954,085)
Accumulated Net Realized Loss...............................   (3,829,082)
                                                              -----------
      Net Assets Applicable to Common Shares................   51,591,219
                                                              -----------
NET ASSETS..................................................  $76,591,219
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($51,591,219 divided
  by 4,839,000 shares outstanding)..........................  $     10.66
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 4,952,277
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      459,142
Preferred Share Maintenance.................................       80,983
Accounting..................................................       46,496
Trustees' Fees and Expenses.................................       22,901
Legal.......................................................       15,255
Custody.....................................................        4,891
Other.......................................................      128,037
                                                              -----------
    Total Expenses..........................................      757,705
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,194,572
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $11,070).......................................  $   915,234
  Options...................................................      175,804
  Futures...................................................     (270,636)
                                                              -----------
Net Realized Gain...........................................      820,402
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,419,117
  End of the Period:
    Investments.............................................    3,625,977
                                                              -----------
Net Unrealized Depreciation During the Period...............     (793,140)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    27,262
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,221,834
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1998   October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 4,194,572        $ 4,640,504
Net Realized Gain/Loss..................................       820,402         (1,805,353)
Net Unrealized Appreciation/Depreciation
  During the Period.....................................      (793,140)         2,386,852
                                                          ------------       ------------
Change in Net Assets from Operations....................     4,221,834          5,222,003
                                                          ------------       ------------
Distributions from and in Excess of Net Investment
  Income:
  Common Shares.........................................    (3,309,358)        (3,435,176)
  Preferred Shares......................................      (896,885)          (893,796)
                                                          ------------       ------------
Total Distributions.....................................    (4,206,243)        (4,328,972)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        15,591            893,031
NET ASSETS:
Beginning of the Period.................................    76,575,628         75,682,597
                                                          ------------       ------------
End of the Period (Including accumulated distributions
  in excess of net investment income of $954,085 and
  $942,414, respectively)...............................   $76,591,219        $76,575,628
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                    1998        1997       1996       1995
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).................... $ 10.658    $ 10.474    $10.754    $10.500
                                                  --------    --------    -------    -------
  Net Investment Income..........................     .867        .959       .882       .877
  Net Realized and Unrealized Gain/Loss..........     .006        .120      (.195)      .406
                                                  --------    --------    -------    -------
Total from Investment Operations.................     .873       1.079       .687      1.283
                                                  --------    --------    -------    -------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders..................     .684        .710       .780       .825
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders..................     .185        .185       .187       .204
                                                  --------    --------    -------    -------
Total Distributions..............................     .869        .895       .967      1.029
                                                  --------    --------    -------    -------
Net Asset Value,
  End of the Period..............................  $10.662     $10.658    $10.474    $10.754
                                                  ========    ========    =======    =======
Market Price Per Share at End of
  the Period..................................... $11.0625    $10.9375    $11.000    $10.625
Total Investment Return at
  Market Price (b)...............................    7.63%       6.13%     11.02%      2.88%
Total Return at Net Asset Value (c)..............    6.61%       8.91%      4.83%     10.59%
Net Assets at End of the Period
  (In millions)..................................    $76.6       $76.6      $75.7      $77.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..................    1.47%       1.47%      1.51%      1.52%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).........    6.40%       7.38%      6.55%      6.31%
Portfolio Turnover...............................      33%         25%        39%        50%
* Non-Annualized
**Ratio of Expenses to Average Net
  Assets Including Preferred Shares..............     .99%        .99%      1.01%      1.02%

(a) Net Asset Value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A=Not Applicable

--------------------------------------------------------------------------------


                                                             November 30, 1989
                              Year Ended October 31            (Commencement
-----------------------------------------------------------    of Investment
                       1994      1993      1992      1991     October 31, 1990
-------------------------------------------------------------------------------
                      $12.094   $11.151   $11.502   $10.832      $10.901
                      -------   -------   -------   -------      -------
                         .958     1.090     1.090     1.153        1.001
                       (1.480)     .917     (.348)     .647        (.115)
                      -------   -------   -------   -------      -------
                        (.522)    2.007      .742     1.800         .886
                      -------   -------   -------   -------      -------
                         .930      .930      .925      .886         .725
                         .142      .134      .168      .244         .230
                      -------   -------   -------   -------      -------
                        1.072     1.064     1.093     1.130         .955
                      -------   -------   -------   -------      -------
                      $10.500   $12.094   $11.151   $11.502      $10.832
                      =======   =======   =======   =======      =======
                      $11.125   $13.875   $11.750   $12.250      $10.500
                      (13.59%)   26.46%     3.10%    25.65%         .21%*
                       (5.77%)   17.40%     5.04%    14.87%        3.70%*
                        $75.8     $83.5     $79.0     $80.7        $77.4
                        1.47%     1.35%     1.52%     1.53%        1.41%
                        7.20%     8.14%     8.01%     8.12%        7.75%
                          30%        7%       21%       52%         134%*
                        1.01%      .94%     1.05%     1.05%          N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust, formerly known as Van Kampen American Capital Investment Grade Municipal Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Trust owns over 90% of the original bond issue. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward of $3,739,598 which will expire between October 31, 2002 and October 31, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At October 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $73,115,508; the aggregate gross unrealized appreciation is $6,352,154 and the aggregate gross unrealized depreciation is $2,815,662 resulting in net unrealized appreciation on long- and short-term investments of $3,536,492.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. For the year ended October 31, 1998 99.8% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to the shareholder for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $3,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $58,700 representing Van Kampen's cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,965,700 and $25,020,255, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     Summarized on the following pages are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1998
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1998, were as follows:

                                                  Contracts     Premium
------------------------------------------------------------------------
Outstanding at October 31, 1997.................       435     $  26,396
Options Written and Purchased (Net).............       618       131,075
Options Terminated in Closing Transactions
  (Net).........................................      (152)        3,727
Options Expired (Net)...........................      (901)     (161,198)
                                                   -------     ---------
Outstanding at October 31, 1998.................       -0-     $     -0-
                                                   =======     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1998, were as follows:

                                                            Contracts
---------------------------------------------------------------------
Outstanding at October 31, 1997...........................       -0-
Futures Opened............................................       359
Futures Closed............................................      (359)
                                                             -------
Outstanding at October 31, 1998...........................       -0-
                                                             =======

5. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 1998 was 3.400%. During the year ended October 31, 1998, the rates ranged from 3.390% to 3.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

                                October 31, 1998
--------------------------------------------------------------------------------

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Investment Grade Municipal Trust as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 1, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation
     Reserve
     Tax Free Money

Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President,
  Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     --------------------
                                                     IN FAVOR    WITHHELD
-------------------------------------------------------------------------
Rod Dammeyer........................................   250          0

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                        # OF SHARES
                                                   ---------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
Steven Muller..................................... 4,269,905    115,371
Wayne W. Whalen................................... 4,264,182    121,094

The other trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Howard J Kerr, Dennis J. McDonnell, Theodore A. Myers, Don G. Powell and Hugo F. Sonnenschein

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 4,275,713 shares voted in favor of the proposal, 60,905 shares voted against, and 48,909 shares abstained.